June 17, 2003

                 DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                 DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                     DREYFUS U.S. TREASURY LONG TERM FUND

          SUPPLEMENT TO COMBINED STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 2003

            THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION CONTAINED IN THE SECOND PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT ARRANGEMENTS - DISTRIBUTOR":

      The Distributor may pay certain financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

            THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE SECOND PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "HOW TO BUY SHARES":

      The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. Each Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund.